Provisions and contingent liabilities	12 Months Ended
Dec. 31, 2024
Provisions And Contingent Liabilities [Abstract]
Provisions and contingent liabilities	Provisions and contingent liabilities
For the periods covered by these consolidated financial statements, the Group was not directly involved in lawsuits for which the possibility of loss was probable. Therefore, no provision was recorded pursuant to IAS 37 (Provisions, Contingent Liabilities, and Contingent Assets) relating to any of the below matters.
Tax Matters
(a)On December 16, 2019, the Brazilian Federal Revenue Service issued a tax assessment notice against one of the Group’s subsidiaries (Patria Investimentos Ltda), to demand the collection of Social Integration Program (“PIS”), and Social Security Financing Contribution (“COFINS”), allegedly due on exported financial advice and consultancy services to Patria Finance Limited in 2015 and 2016. An aggravated penalty of 150% was applied in connection with supposed fraud and sham allegation and certain executive directors were also deemed jointly liable in connection with such allegations. The administrative court has not yet issued a final decision regarding this administrative proceeding. As of December 31, 2024, the estimated value involved in this proceeding was US$5.5 million (R$34.1 million). Based on the advice from the Group’s external counsel, the risk of loss in this proceeding is possible, and no provision had to be recorded.
(b)On December 16, 2019, the Brazilian Federal Revenue Service issued a tax claim against one of the Group’s subsidiaries (Patria Investimentos Ltda.), to demand the collection of social security contributions on profit sharing program payments and signing bonuses in 2015 and 2016. The Group filed a defense and a decision by the administrative court is currently pending. As of December 31, 2024, the estimated amount involved in this proceeding was US$2.1 million (R$13 million). Based on the advice from the Group’s external counsel, we believe that the risk of loss in this proceeding is possible, and no provision had to be recorded.
(c)In 2017, 2018 and 2022, the Municipality of São Paulo filed administrative proceedings against one of the Group's subsidiaries (Patria Investimentos Ltda.), questioning the exemption of municipal tax over services (“ISS”). The Municipality of São Paulo obtained favorable administrative decisions and, considering the outcome of the administrative proceedings, the Group's subsidiaries filed legal proceedings to reverse the administrative decisions. As of December 31, 2023, the Group’s external legal counsel assessed the risk of loss relating to these lawsuits as possible and evaluated the potential loss in an aggregated amount of US$10 million (R$62 million). On June 28, 2024, the subsidiary agreed to the Tax Settlement Program ("PPI") and settled the amount of US$4.2 million. All the related tax enforcement proceedings are currently in the process of being closed.
(d)On April 02, 2025, Platam Investments Brazil Ltda. ("PLATAM") received a Notice of Infraction questioning non-payment of ISS. The aggregated amount involved in this proceeding is approximately US$1.0 million (R$6.1 million). The infraction period covers fiscal years 2022 and 2023. Based on the advice from the Group's external counsel, the risk of loss in this proceeding is possible, and no provision had to be recorded.
Other tax related matters:
In 2024, the Brazilian Federal Revenue Service issued an infraction notice against the administrator of an investment fund managed by the Group’s subsidiary Pátria Investimentos Ltda. According to the Brazilian Federal Revenue Service, the investment structure did not meet the requirements set forth in Law No. 11.312 of June 27, 2006. Since Pátria Investimentos Ltda. was the manager of the fund administered by a third-party company, the Brazilian Federal Revenue Service indicated that Pátria Investimentos Ltda. would be jointly liable, under the terms of Article 124, I, of the National Tax Code. To date, no final decision has been made in the administrative proceeding. The Group notes that the infraction notice does not claim any amounts directly from Pátria Investimentos Ltda., but rather from the administrator of the fund managed by Pátria Investimentos Ltda., which is legally responsible for the withholding income tax liabilities eventually arising from the remittance of income to non-resident investors. The proceeding is under seal. Based on the advice from the Group’s external counsel, the risk of loss in this proceeding is remote, and no provision had to be recorded.
Civil Matters
As of December 31, 2024, the Group is party to four legal proceedings of a civil nature: (i) two collection lawsuits filed by third parties seeking our joint liability for the acts of certain of the Group’s service providers and portfolio companies; (ii) one commercial dispute involving a group of investors seeking indemnification for alleged damages; and (iii) one commercial dispute filed by third parties seeking our joint liability in connection with the termination of a share purchase and sale agreement and other covenants entered into by a portfolio company of one of the funds managed by the Group.
The aggregate estimated amount in connection with these proceedings is approximately US$73.1 million (R$452.5 million), for which no provisions have been made. We believe these proceedings are unlikely to have a material adverse impact on our operational results or financial condition.
Labor Matters
As of December 31, 2024, the Group is party to five labor-related proceedings in an aggregate amount of US$0.2 million (R$1 million). The cases primarily involve labor claims of employees of third party companies seeking the Group’s joint and several liability for the acts of the Group’s service providers and portfolio companies.
The principal claims involved in these labor suits relate to overtime, salary equalization termination fees, and indemnities based on Brazilian labor laws. The proceedings are unlikely to have a material adverse impact on the Group’s operational results or financial condition.